Exhibit 99.1

LRR Energy, L.P. April 16, 2013 IPAA OGIS New York

This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Actual results and future events could differ materially from those anticipated or implied in such statements. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2012 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

LRR Energy, L.P. LRR Energy, L.P. Upstream MLP formed in November 2011 (NYSE: LRE) Operate, acquire, exploit and develop mature oil and gas properties Experienced team with proven acquisition, operational and exploitation track record, and strong industry relationships Growth strategy supported by multiple acquisition avenues Conservative financial strategy – maintenance capital, strong balance sheet, active hedge program, distribution coverage Market Valuation2 31.7 MMBoe proved reserves 84% proved developed Current production: 6,457 Boe/d Reserve life: 13.5 years Equity market cap: $459 MM Net debt: $232 MM Enterprise value: $691 MM Current yield: 10.9% Key Statistics1 Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January Acquisition and February 19, 2013 Strip Pricing for April Acquisition. Market data based on 4/9/13 unit price of $17.54. Enterprise value assumes $3.5 million of cash and $235.0 million of debt as of 4/9/13.

Recent Events January 2013 Acquisition from Lime Rock Resources $22.8 MM purchase of primarily operated Mid-Continent assets and hedges Proved reserves of 1,987 Mboe 52% PDP, 55% liquids 350 Boe/d, 15.6 reserve/production ratio April 2013 Acquisition from Lime Rock Resources $38.2 MM purchase of non-operated Mid-Continent assets and hedges Predominately waterflood properties, with shallow decline production base Proved reserves of 1,916 Mboe 100% PDP, 84% liquids 335 Boe/d, 15.7 reserve/production ratio March Equity Offering Sold 3.7 MM units, raising ~$60 MM Use of proceeds: fund April acquisition and strengthen balance sheet LRR Energy, L.P.

Property Summary LRR Energy, L.P. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January acquisition and February 19, 2013 Strip Pricing for April Acquisition. April 2013 Acquisition January 2013 Acquisition Gulf Coast LRE Total Current Production (Boe/d) 756 Proved Reserves (MMBoe) 3.3 % Proved Developed 100% % Liquids 30% Total Proved Reserve Life (R/P) 11.8 Permian Mid Continent Current Production (Boe/d) 3,357 Proved Reserves (MMBoe) 17.0 % Proved Developed Current Production (Boe/ d) 6,457 Proved Reserves (MMBoe) 31.7 % Proved Developed 84% % Liquids 50% Total Proved Reserve Life (R/ P) 13.576% % Liquids 71% Total Proved Reserve Life (R/P) 13.9 Current Production (Boe/d) 2,344 Proved Reserves (MMBoe) 11.4 % Proved Developed 92% % Liquids 24% Total Proved Reserve Life (R/P) 13.4f

Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory Shallow production decline 84% proved developed reserves 13.5 R/P Focused operations and diversified geographically Three operating areas with scale Operate 84% of proved reserves Nearly all acreage is held by production Control project selection, timing and costs All major fields in primary production Q4 2012 field level cash costs of $13.10/Boe1 Low-risk, balanced proved inventory – 447 total projects 207 gross development projects 240 gross drilling locations LRR Energy, L.P. Note: Pro forma for both the January and April 2013 acquisitions. Q4 2012 field level cash cost per Boe based on expenses of $7.151 million divided by 546 MBoe. Expenses include Lease Operating Expenses of $5.490 million, and Production and Ad Valorem Taxes of $1.661 million.

Permian Basin Region Key fields: Red Lake, Pecos Slope, Corral Canyon Proved reserves(1): 17.0 MMBoe (54% of total) Current net production: 3,357 Boe/d (52% of total) R/P Ratio: 13.9 LRE operates 94% of proved reserves 636 gross (519 net) producing wells 147 gross development projects & 170 gross drilling locations ~$26MM capital budget (over 90% of total budget) Red Lake Field Oil-weighted field located in Eddy County, New Mexico 2013 Development Plans Planned CAPEX in 2013 of $25.2MM Expand SWD system for increased capacity Drill 25 wells, $21.2MM Net Capex Complete or recomplete 15 wells, $2.9MM Net Capex LRR Energy, L.P. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing.

Mid-Continent & Gulf Coast Regions Mid-Continent Summary Overview Key fields: Potato Hills, East Velma, Putnam Proved reserves(1): 11.4 MMBoe (36% of total) Current net production: 2,344 Boe/d (36% of total) R/P Ratio: 13.4 LRE operates 67% of proved reserves 50 gross development projects & 68 gross drilling locations Gulf Coast Summary Overview Key fields: New Years Ridge, GW-Stratton Proved reserves(1): 3.3 MMBoe (10% of total) Current net production: 756 Boe/d (12% of total) R/P Ratio: 11.8 LRE operates 90% of proved reserves 10 gross development projects & 2 gross drilling location LRR Energy, L.P. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January Acquisition and February 19, 2013 Strip Pricing for April Acquisition.

Capital budget is $29 MM ~$25 MM allocated to the Red Lake field 37 drill wells, including 25 Red Lake drill wells 17 recompletes, including 15 Red Lake recompletes 1 waterflood pilot project at Red Lake, 1 waterflood expansion at April Acquisition 16 non-production projects, including 1 SWD project, 1 compression project, and 14 P&A projects 2013 Capital Budget LRR Energy, L.P. Area Project

LRR Energy, L.P. Significant Growth Potential – Acquisition Sources 33.7 MMBoe of proved reserves1 $626 MM of current acquisition capacity Strategy includes future LRR funds $3.8 BN of capital under management Potential asset acquisitions from portfolio companies Attractive market conditions Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions from Third Parties Expands LRE acquisition universe Supports ultimate drop-down strategy 17 major acquisitions since 2006 for ~$1.3 BN Estimated proved reserves as of December 31, 2012 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE.

LRR Energy, L.P. Lime Rock Resources – Growing Inventory of Assets 23% Gas 77% Liquids 8% Gas 92% Liquids 1 2012 Revenue excluding hedge gains and losses during the period. Annualized December 2012 revenue excluding hedge gains and losses during the period. 2 $93.4 $161.5 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180  $MM  Annual Revenue

Conservative Financial Strategy Strong Balance Sheet Active Hedge Program Distribution Coverage Reduces cash flow volatility, and protects distributions, borrowing base and capital program General hedge target of 85% of estimated PDP production for 3-5 years Layer on additional hedges with future acquisitions Strategy includes regional basis and interest rate hedges Target debt/Adjusted EBITDA of <3.0x Maintain adequate liquidity Fund acquisitions with prudent leverage 2012 total unit coverage was 1.03x ~25% of total units are subordinated Target total unit coverage of ~1.2x LRR Energy, L.P.

Pro Forma Balance Sheet LRR Energy, L.P. Pro forma for January and April Acquisitions and March equity offering. Capitalization Pro Forma 12/31/12 12/31/12 (1) Cash $3.5 $3.5 Senior Credit Facility $178.0 $185.0 2nd Lien Term Loan 50.0 50.0 Total Debt $228.0 $235.0 Borrowing Base (1) $250.0 $250.0 Liquidity $75.5 $68.5

Hedge Portfolio LRR Energy, L.P. ~83% of current PDP is hedged through 2017 Assuming flat production(1), total production is hedged 94% in 2013, 72% in 2014, 57% in 2015, 55% in 2016 and 44% in 2017 Average prices: $5.06 per MMBtu, $92.85 per oil barrel and $39.40 per NGL barrel Natural Gas Hedges NGL Hedges Crude Oil Hedges Note: Hedge prices based on weighted-average of swap prices and put strike prices. Assumes production through 2017 remains constant at 6,450 Boe/d and production mix of gas 53%, oil 35% and NGL 12%. ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $95.74 $95.93 $94.72 $86.02 $85.75 0 200 400 600 800 1,000 2Q - 4Q 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 86% 70% 48% 51% 24% ($/Mcf) 2013 2014 2015 2016 2017 Hedged Price $5.04 $5.53 $5.72 $4.29 $4.61 0 2 4 6 8 10 2Q - 4Q 2013 2014 2015 2016 2017 Production (Bcf) Hedged Volumes Production 102% 81% 67% 73% 73% ($/Bbl) 2013 2014 2015 2016 2017 Hedged Price $41.95 $35.35 NA NA NA 0 50 100 150 200 250 300 2Q - 4Q 2013 2014 2015 2016 2017 Production (MBbl) Hedged Volumes Production 79% 37%

Investment Highlights Quality Assets Stable, low-risk and predictable properties Operated, primary production and low cost asset portfolio Large internal project inventory Significant Growth Potential Potential acquisitions from Lime Rock Resources and Partners Joint acquisitions with Lime Rock Resources Third party acquisitions Proven Management Team Acquisition, operational and exploitation track record Conservative Financial Strategy Attractive Valuation 11% yield and high tax shield LRR Energy, L.P.

Appendix Appendix

Lime Rock Management "Lime Rock" Who is Lime Rock? Appendix Formed in 2005 Consists of two funds, raising third fund ~$1.3 BN invested in 17 major acquisitions $626 MM of additional acquisition capacity 33.7 MMBoe of proved reserves1 Owns 33% of LRE's LP interests Mature producing oil and natural gas properties 31.7 MMBoe of proved reserves2 Three operating regions $3.8 BN capital under management Consists of six funds Founded in 1998 Manages $5.0 BN of private capital LRR Energy, L.P. "LRE" Lime Rock Resources "LRR" Lime Rock Partners "LRP" Estimated proved reserves as of 12/31/2012 pro forma for completed January 2013 and April 2013 dropdown transactions to LRE. Reserves based on Third Party Runs using December 31, 2012 SEC Pricing for LRE Base Properties and January Acquisition and February 19, 2013 Strip Pricing for April Acquisition.

Management Team & Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Milton Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 23 Lime Rock Resources; Goldman Sachs Charles Adcock Co-CEO and Director 37 Lime Rock Resources; Houston Exploration; Operational roles with various E&P companies Chris Butta VP and Chief Engineer 30 Lime Rock Resources; Miller and Lents, Ltd.; ARCO Oil and Gas Company Jaime Casas VP, CFO 17 Laredo Energy; Credit Suisse; Donaldson, Lufkin & Jenrette; Accenture Tim Miller VP and COO 31 Lime Rock Resources; El Paso Corporation; Petroleum Engineer

Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Summary Organization Lime Rock Resources ("LRR") Fund I Common Units Subordinated Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 67.2% LP Interest 32.7% LP Interest Appendix

Commodity Hedges Appendix Note: Portfolio as of April 1, 2013 including hedges novated with April acquisition. Hedge prices based on weighted-average of swap prices and put strike prices. Current Hedge Position (Swaps & Puts) 2Q - 4Q 2013 2014 2015 2016 2017 NYMEX HH GAS Swaps Gas (MMBtu) 5,642,670 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price $5.09 $5.53 $5.72 $4.29 $4.61 Puts Gas (MMBtu) 122,625 Strike Price $3.00 Total (Swaps & Puts) Gas (MMBtu) 5,765,295 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price (1) $5.04 $5.53 $5.72 $4.29 $4.61 NYMEX WTI OIL Total (Swaps) Oil (Bbl) 534,466 580,357 420,381 397,488 198,744 Wt Avg Price (1) $95.74 $95.93 $94.72 $86.02 $85.75 NGLs Swaps NGLs (Bbl) 167,402 105,214 Wt Avg Price $41.95 $35.35